Other Income, Gain and Loss (Tables)	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Summary of Other Income, Gain and Loss

	2017	2018	2019	2019
	RMB’000	RMB’000	RMB’000	US$’000
Interest income	11,020	11,931	11,894	1,708
Net gain from sales of scrap m aterials	5,050	3,243	4,507	648
Insurance compensation income (note a)	3,311	—	—	—
Release of deferred income (note b )	797	797	797	114
Others	993	118	122	18

	21,171	16,089	17,320	2,488

Notes:
(a)
In February 2014, three

minority shareholders of the Company filed a claim against the Company in the Eastern Caribbean Supreme Court of the British Virgin Islands. On February 17, 2017, the claimants, the Company and the three other defendants reached a confidential agreement to settle the claim. The settlement does not obligate the Company to make any payment to the claimants nor would the terms of the settlement affect the Company’s operations. Each party had also agreed to be responsible for their own legal costs. During 2017, the Company claimed and received an aggregate amount of approximately RMB
3.3
million from
three
insurers according to the insurance reimbursement policy of Directors & Officers
.

( b )
A grant of RMB
15,000,000
was received from the PRC government in 2009 to subsidize the Group’s construction of a new manufacturing plant and related capital expenditures. It has been presented as deferred income (Note 2
3
) and released to income over the useful lives of the related assets.